UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 14, 2007
FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address of principal executive offices, including zip code)
(704) 688-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     As previously disclosed, Fifth Third Bancorp (“Fifth Third”) and First Charter Corporation (“First Charter”) entered into an Agreement and Plan of Merger, dated as of August 15, 2007 (the “Original Merger Agreement”). On September 14, 2007, Fifth Third, Fifth Third Financial Corporation, a wholly owned subsidiary of Fifth Third (“Financial”) and First Charter entered into an Amended and Restated Agreement and Plan of Merger, which amends and restates the Original Merger Agreement (the “Amended and Restated Merger Agreement”).
     Pursuant to the Amended and Restated Merger Agreement, instead of being merged with and into Fifth Third, First Charter will be merged with and into Financial, with Financial continuing as the surviving entity (the “Merger”). Consequently, Financial has been added as a party to certain of the representations, warranties and covenants contained in the Amended and Restated Merger Agreement. In addition, Section 5.2 of the Amended and Restated Merger Agreement includes language that further clarifies that, prior to the closing of the Merger, First Charter may continue to pay regular quarterly cash dividends on its issued and outstanding shares of common stock consistent with past practice.
     As previously disclosed, in connection with the Merger, each issued and outstanding share of First Charter common stock (excluding shares owned by Fifth Third or First Charter) will be converted into the right to receive either (i) shares of Fifth Third common stock worth $31.00, as described below, or (ii) $31.00 in cash, as elected by holders of First Charter common stock. This election is subject to the limitation that 70% of the outstanding shares of First Charter common stock be exchanged for Fifth Third common stock and 30% for cash. The Amended and Restated Merger Agreement contains a proration provision to ensure these percentages. For those shareholders electing to receive Fifth Third common stock, they will receive, for each share of First Charter common stock, a number of Fifth Third shares equal to $31.00 divided by the average market price of Fifth Third common stock over a five-trading-day period ending on the last trading day immediately before the closing date of the Merger. In addition, if not exercised prior to completion of the Merger, First Charter stock options and other share-based awards will be converted into stock options and share-based awards with respect to Fifth Third common stock on otherwise substantially similar terms, with adjustments to reflect the Conversion Number (as defined in the Amended and Restated Merger Agreement).
     Consummation of the Merger will result in the First Charter common stock ceasing to be listed on the Nasdaq Global Select Market and the termination of the registration of such securities pursuant to the Securities Exchange Act of 1934. The stock portion of the consideration to First Charter shareholders is expected to qualify as a tax-free transaction.
     The Amended and Restated Merger Agreement is included as Exhibit 2.1 to this report and contains representations and warranties that Fifth Third, Financial and First Charter made to each other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Fifth Third, Financial and First Charter in connection with negotiating the terms of the Amended and Restated Merger Agreement, and may have been included in the Amended and Restated Merger Agreement for the purpose of allocating risk between Fifth Third, Financial and First Charter rather than establishing matters as fact. Accordingly, the Amended and Restated Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Amended and Restated Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. The Amended and Restated Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the Proxy Statement/Prospectus that the parties will be filing in connection with the Merger, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K, and other filings that each of Fifth Third and First Charter respectively make with the Securities and Exchange Commission (the “SEC”).
     First Charter has agreed to call a meeting of its shareholders for the purpose of obtaining the requisite shareholder approval required in connection with the Merger. Neither Fifth Third nor Financial is required to obtain shareholder approval of the Merger. First Charter has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or providing confidential information in connection with, alternative business combination transactions.
     The Amended and Restated Merger Agreement contains certain termination rights for Fifth Third, Financial and First Charter and provides that, upon termination of the Amended and Restated Merger Agreement under specified circumstances, First Charter will be required to pay Fifth Third a termination fee of $32.5 million.
     The completion of the Merger, which is anticipated to occur in the first quarter of 2008, is subject to a number of conditions, including approval by First Charter’s shareholders, receipt of all requisite governmental approvals, and certain other customary conditions.
     The foregoing description of the Amended and Restated Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Merger Agreement, which is filed as Exhibit 2.1 hereto, and incorporated herein by reference.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Note:	Schedules to the Amended and Restated Merger Agreement, which include lists of items required to be disclosed by, and exceptions to, the representations and warranties contained in the Amended and Restated Merger Agreement have not been filed; upon request, First Charter will furnish supplementally to the SEC a copy of any omitted schedule.

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger dated as of September 14, 2007 by and among First Charter Corporation, Fifth Third Bancorp and Fifth Third Financial Corporation

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Where You Can Find Additional Information About The Merger
     The proposed Merger will be submitted to First Charter’s shareholders for consideration. Fifth Third will file a Form S-4 Registration Statement, First Charter will file a Proxy Statement and both companies will file other relevant documents regarding the Merger with the SEC. First Charter will mail the Proxy Statement/Prospectus to its shareholders. These documents, and any applicable amendments or supplements, will contain important information about the Merger, and Fifth Third and First Charter urge you to read these documents when they become available.
     You may obtain copies of all documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents free of charge from Fifth Third’s website (www.53.com) under the heading “About Fifth Third” and then under the heading “Media and Investors-Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from First Charter’s website (www.FirstCharter.com) under the section “About First Charter” and then under the heading “Investor Relations” and then under the item “Financial Reports / SEC Filings.”
Participants in The Merger
     Fifth Third and First Charter and their respective directors and executive officers may be deemed participants in the solicitation of proxies from First Charter’s shareholders in connection with the Merger. Information about the directors and executive officers of Fifth Third and First Charter and information about other persons who may be deemed participants in the Merger will be included in the Proxy Statement/Prospectus. You can find information about Fifth Third’s executive officers and directors in its definitive proxy statement filed with the SEC on March 9, 2007. You can find information about First Charter’s executive officers and directors in its definitive proxy statement filed with the SEC on April 25, 2007. You can obtain free copies of these documents from the websites of Fifth Third, First Charter or the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION

	By:	/s/ Stephen J. Antal

Stephen J. Antal Executive Vice President, General Counsel, and Secretary

Dated: September 20, 2007

EXHIBIT INDEX

Note:	Schedules to the Amended and Restated Merger Agreement, which include lists of items required to be disclosed by, and exceptions to, the representations and warranties contained in the Amended and Restated Merger Agreement have not been filed; upon request, First Charter will furnish supplementally to the SEC a copy of any omitted schedule.

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger dated as of September 14, 2007 by and among First Charter Corporation, Fifth Third Bancorp and Fifth Third Financial Corporation